Cambridge Bancorp Announces Common Equity Offering and Merger with Wellesley Bancorp, Inc. December 5, 2019 NASDAQ: CATC Parent of Cambridge Trust Company Exhibit 99.2

Forward Looking Statements This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, “Cambridge”) and Wellesley Bancorp, Inc. (together with its bank subsidiary unless the context otherwise requires, “Wellesley”) and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding Cambridge’s or Wellesley’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to Cambridge or Wellesley, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within Cambridge’s and Wellesley’s filings with the Securities & Exchange Commission. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of Cambridge and Wellesley may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Cambridge or Wellesley may fail to approve the merger; (6) changes to interest rates, (7) the ability to control costs and expenses, (8) general economic conditions, (9) the success of Cambridge’s efforts to diversify its revenue base by developing additional sources of non-interest income while continuing to manage its existing fee-based business, and (10) risks associated with the quality of Cambridge’s assets and the ability of its borrowers to comply with repayment terms. Further information about these and other relevant risks and uncertainties may be found in Cambridge’s and Wellesley’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent filings with the Securities and Exchange Commission. Cambridge and Wellesley do not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Additional Disclosures Important Additional Information on the Merger and Where to Find It In connection with the proposed transaction, Cambridge expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Cambridge and Wellesley that also constitutes a prospectus of Cambridge. Cambridge and Wellesley also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHERRELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Cambridge and Wellesley with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Cambridge with the SEC will be available free of charge on Cambridge's website at ir.cambridge.com or by directing a request to Cambridge Bancorp, 1336 Massachusetts Avenue, Cambridge, MA 02138, attention: Corporate Secretary (617) 876-5500. Copies of the documents filed by Wellesley with the SEC will be available free of charge on Wellesley's website at www.wellesleybank.com or by directing a request to Wellesley Bancorp, Inc., 100 Worcester Street, Suite 300, Wellesley, MA 02481, attention: Corporate Secretary (781) 235-2550. Participants in Solicitation Cambridge and Wellesley and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Cambridge's executive officers and directors in Cambridge's definitive proxy statement filed with the SEC on March 19, 2019. You can find information about Wellesley's executive officers and directors in Wellesley’s definitive proxy statement filed with the SEC on April 10, 2019. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Cambridge or Wellesley using the sources indicated above. Important Additional Information on the Common Equity Offering and Where to Find It Cambridge has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and the prospectus supplement, when available, and other documents Cambridge has filed with the SEC for more complete information about Cambridge and this offering. You may obtain a free copy of these documents at the SEC’s website at www.sec.gov. Copies of the documents filed by Cambridge with the SEC will be available free of charge on Cambridge's website at ir.cambridge.com or by directing a request to Cambridge Bancorp, 1336 Massachusetts Avenue, Cambridge, MA 02138, attention: Corporate Secretary (617) 876-5500. Alternatively, Keefe, Bruyette & Woods, Inc., the underwriter of this offering, will arrange to send you the prospectus if you request it by calling toll-free 1-800-966-1559 or by sending an email to kbwsyndicatedesk@kbw.com. Market Data Market data and industry forecasts are used in this Investor Presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be the reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information.

Offering Summary Issuer: Cambridge Bancorp Exchange / Listing: NASDAQ: CATC Offering Format: Follow-On (100% Primary) Security: Common Stock Base Deal Value: $35 million Overallotment: 15% Use of Proceeds: General corporate purposes, including funding organic growth and potential acquisitions Lock-Up Period: 90 Days Bookrunner: Keefe, Bruyette & Woods General corporate purposes including providing capital to support growth organically or through strategic acquisitions

Cambridge Bancorp Investment Highlights High-performing, commercially-oriented private bank operating throughout attractive and affluent markets in Greater Boston and southern New Hampshire Greater Boston and southern New Hampshire offer significant growth prospects Low-cost core deposit base with 27% of balances in non-interest accounts supporting a 91% loan / deposit ratio Deep and experienced management team Financially compelling acquisition of Wellesley Bancorp, Inc. will strategically enhance scale and support future growth opportunities The combined company would have 10th largest deposit market share in Boston MSA as of 6/30/2019, among Massachusetts-based institutions Pro forma assets of $3.8 billion, pro forma loans of $3.0 billion and pro forma deposits of $3.2 billion Diversified revenue and growth opportunities driven by wealth management focus $3.3 billion assets under management and administration ($3.6 billion pro forma) Fee income contributes ~32% of revenue Strong asset quality metrics reflecting proactive risk management, experienced lending teams and a strong underwriting culture History of demonstrated value creation for shareholders reflecting strong price performance and consistent dividend growth

Overview of Cambridge Bancorp Branch Footprint Company Profile– as of 9/30/2019 Headquarters: Founded: Assets: Wealth Management Assets: Gross Loans: Deposits: Tangible Common Equity (1): TCE / TA (1): Market Cap (2): Branches: Wealth Offices: Cambridge, MA 1890 $2.8 bn $3.3 bn $2.2 bn $2.4 bn $209 mm 7.4% $370 mm 16 4 Company Description CATC provides a full range of banking and wealth management services to consumers and small- and medium-sized businesses in Greater Boston and New Hampshire. CATC’s Wealth Management Group offers customized and comprehensive investment management, financial planning, trust administration and estate settlement services. Cambridge Trust Branches (16) Wealth Management Offices (4) See Appendix on pages 30 – 34 for GAAP to non-GAAP reconciliation Market data as of December 4, 2019 Boston Cambridge Lexington Concord Weston North Hampton Stratham Portsmouth Manchester Bedford Concord Dover

Overview of Merger with Wellesley Bancorp, Inc.

Boston MSA Branch Footprint



CATC MA Branches (10)
CATC MA Wealth Offices (1)
WEBK (6)
Concord
Lexington
Cambridge
Weston
Newton
Boston
Wellesley
Needham

Transaction Rationale

- Expands banking presence in Greater Boston and improves pro forma deposit market share position to #10 among MA-based institutions.
- Immediately accretive to Cambridge earnings per share, with a reasonable tangible book value earnback period.
- Pro forma assets of $4 billion provide opportunities to achieve scale-based efficiencies and higher legal lending limit enhances future growth potential.
- Shared lending philosophies and contiguous market limit execution risk and provide meaningful cost save opportunities.

Transaction Overview

Announcement Date:	12/5/2019
Transaction Value [(1)]:	$122 mm
Price / Tang. Book Value [(1)]:	163%
Price / LTM Core Earnings per Share [(1)]:	18.3x
2021 EPS Impact:	4.4% Accr.
Tang. Book Value Impact:	1.6% Dil.
Tang. Book Value Earnback (Crossover):	2.2 Years
Pro Forma TCE / TA:	8.1%

Wellesley Profile [(2)]

Headquarters:	Wellesley, MA
Assets:	$986 mm
Wealth Mgmt. Assets (ex. Bank Portfolio):	$363 mm
Gross Loans:	$833 mm
Deposits:	$759 mm
Common Equity:	$72 mm
LTM Net Income:	$6.4 mm

CAMBRIDGE BANCORP
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(1) Based on CATC 10 day average closing price of $78.53 as of December 4, 2019
(2) Wellesley Bancorp, Inc. information per GAAP data as of 9/30/2019, included in CATC Form 8-K filed on December 5, 2019

Executive Management

Name	Title	Joined CATC	Years in Industry	Previous Experience
Denis K. Sheahan	Chairman & CEO	2015	30+	Mr. Sheahan previously spent 19 years at Independent Bank Corp. and Rockland Trust in various capacities including Chief Operating Officer, Chief Financial Officer, and Controller.
Thomas J. Fontaine	Chief Banking Officer	To join 2020	30+	Mr. Fontaine will join Cambridge as Chief Banking Officer following the merger with Wellesley Bancorp, Inc. Mr. Fontaine has served as Chairman, Chief Executive Officer and President of Wellesley since 2009.
Mark D. Thompson	President	2017	35+	Mr. Thompson previously spent 22 years at Boston Private in various capacities including Chief Executive Officer. Prior to joining Boston Private, Mr. Thompson was an Executive Vice President and a founding officer at Wainwright Bank & Trust Company.
Michael F. Carotenuto	CFO, Treasurer & Corporate Secretary	2016	10+	Mr. Carotenuto previously served as SVP at Belmont Savings Bank. Prior to that, Mr. Carotenuto worked at People's United Financial, Inc. and Ernst & Young, LLP.
Martin B. Millane	Chief Lending Officer	2004	25+	Prior to joining Cambridge Trust, Mr. Millane was an SVP in Commercial Lending at Century Bank.
Jennifer A. Pline	Head of Wealth Management	2017	35+	Ms. Pline previously worked as Managing Director, Chief Trusts & Gifts Officer at Harvard Management Company. Prior to that, Ms. Pline worked at Standish Mellon Asset Management as the Director of Client Services and was a Vice President at Standish, Ayer & Wood, Inc.
Kerri Mooney	Director of Banking Offices	2018	20+	Ms. Mooney previously worked as the Director of Branches for HarborOne Bank. Prior to that, she was First Vice President and District Manager at Rockland Trust where she led Rockland Trust's Greater Boston Banking Offices.
John J. Sullivan	Director of Consumer Lending	2018	35+	Mr. Sullivan previously was a member of the Boston Private Executive Leadership Committee and served as EVP, Residential Lending, and EVP, Wealth Management and Trust at Boston Private.

CAMBRIDGE BANCORP 8

Strategic Focus & Recent Milestones Strategic Focus Be recognized as the premier private bank in the Greater Boston & New Hampshire region Leverage private banking model in highly attractive markets Increase brand awareness Expand Wealth Management assets under management Grow and diversify Commercial Banking relationships Deepen client relationships to grow deposit base Recent Milestones Announced completion of merger with Optima Bank & Trust effective April 17, 2019, with successful systems conversion on July 22 Addition of 6 banking office locations in New Hampshire to complement over $1 billion of Wealth Management assets in this important market Generated record operating earnings in 2018 and 2019 year-to-date Launched new brand identity, bank website and brand awareness campaign Named in the Top 25 Independent Investment Advisors in Massachusetts for second consecutive year (1) Increased resources to support expansion of business development and Innovation Banking initiatives Added six (6) accomplished board members According to Boston Business Journal

Deposit Market Share Boston MSA - Mass. HQ Banks Only (1) New Hampshire Source: S&P Global Market Intelligence; Deposit market share data as of 6/30/2019 (1) Deposit market share includes only banks with headquarters in Massachusetts

Dynamic and Affluent Markets of Operations Source: S&P Global Market Intelligence and Bureau of Labor Statistics as of September 2019 Unemployment Rate Median Household Income ($000s) Proj. Household Income Change (’20 – ’25) Cambridge Trust’s focused private banking model caters to entrepreneurial local communities Wealth Management capability is well-suited to the highly affluent Boston and southern New Hampshire markets Healthcare, education, professional service firms and innovation companies support the diverse local economies of Boston and southern New Hampshire

Strong and Consistent Financial Performance Net Income ($mm) Earnings Per Share ($) Fee Income / Revenue (%) Return on Average Assets (%) (1) (2) See Appendix on pages 30 – 34 for GAAP to non-GAAP reconciliation 2019 YTD is as of September 30, 2019 (2) Operating CAGR: 13% (1) (1) (1) (2) (1) (1) (1) (2) (1) (1) Operating adjustments described in GAAP to non-GAAP reconciliation (1)

Well-Diversified Loan Portfolio Historical Gross Loans ($M) Loan Composition Recent Results and Growth Initiatives Total CAGR: 15.9% Organic CAGR: 10.1% Year-to-date organic CRE loan growth of $145 million, or 19% Year-to-date organic C&I loan growth of $14 million, or 15% Ongoing expansion of commercial services including loan level swaps Selectively expanding business development team to drive additional organic growth opportunities Continuing to invest in Innovation Banking: Dedicated lending team focusing on the financial needs of the many growth stage companies operating in greater Boston These companies tend to operate in the technology and life science industries CAGR: 16% CAGR ex. Acquisition: 10% Total Loans: $2.2bn QTD Yield on Loans (1): 4.38% QTD as of September 30, 2019

Asset Quality Review NPAs / Assets (%) NPLs / Loans (%) NCOs / Average Loans (%) Reserves / Loans (%) (1) 2019 YTD is as of September 30, 2019 2019 YTD reflects the impact of loans acquired in connection with the acquisition of Optima Bank & Trust Company; These acquired loans are recorded at fair value, including an adjustment for estimated credit losses, and without carryover of the respective portfolio’s historical allowance for loan losses (1) (1) (1) (2) SNL 2019 NPA/Assets .13 SNL 2019YTD NCOs / avg Loans 0.10% SNL 2016 NPL/Loans is .11 11.75 year average NCOs / average loans of 0.01%

Deposit Profile Historical Total Deposits ($M) Historical Non-Interest Bearing Deposits Deposit Composition CAGR: 13% CAGR ex. Acquisitions: 7.5% Total Deposits: $2.4bn YTD Cost of Deposits (1): 0.71% Update for 2019 2019 YTD is as of September 30, 2019

Wealth Management Historical Wealth Assets ($M) Historical Wealth Mgmt. Revenue ($M) CAGR: 7% CAGR: 9% Wealth Management Group offers customized and comprehensive investment management, financial planning, trust administration and estate settlement services. Massachusetts assets under management of $2.2 billion, or 64% of total New Hampshire assets under management of $1.1 billion or 36% of total Strong equity performance versus market benchmarks in 2019 Introducing wealth management product suite to legacy Optima Bank & Trust customers Continue to invest in business development and technology platform to drive AUM growth Recent Results and Growth Initiatives

Long-Term Value Creation Book Value Per Share (Last 10 Years) (1) Annual Dividend (Last 10 Years) 20 Consecutive Years of Increased Dividends (1999-2019) Tangible Book Value CAGR (2009-2019 Q3): 7.2% See Appendix on pages 30 – 34 for GAAP to non-GAAP reconciliation

Cambridge Bancorp Announces Merger with Wellesley Bancorp, Inc.

Strategic Transaction Rationale Strategic merger with a familiar $1 billion institution operating in greater Boston Compatible business models, commercial lending focus, wealth management operations and cultures The combined company would have 10th largest deposit market share in Boston MSA as of 6/30/2019, among Massachusetts-based institutions Enhances scale and supports future growth opportunities Pro forma assets of $4 billion provides opportunities to achieve additional scale-based efficiencies Higher legal lending limit and capital resources to support post-transaction growth Financially compelling transaction (1) Approximately 4.4% accretive to Cambridge earnings per share in first year of fully phased-in cost savings Approximately 1.6% dilutive to tangible book value with an earnback period of approximately 2.2 years Improved pro forma profitability metrics and capital ratios Low integration and execution risk Institutional familiarity and geographic overlap with identifiable opportunities for cost savings Shared lending discipline and conservative approach to banking Established track record of strong asset quality metrics Inclusive of estimated CECL adjustments and $35 million common equity offering

Overview of Wellesley Bancorp, Inc. Financial Snapshot – As of 9/30/2019 Headquarters: Founded: Branches: Assets: Wealth Management Assets (1): Gross Loans: Deposits: Tangible Common Equity: Market Cap (2): Net Income (LTM, $mm) LTM ROAA (%) NPAs / Assets (%) Wellesley, MA 1911 6 $986 mm $363 mm $833 mm $759 mm $72 mm $83 mm $6.4 mm 0.70% 0.16% Boston MSA - Mass. HQ Banks Only (3) Source: S&P Global Market Intelligence; Financial data of Wellesley from CATC Form 8-K filed December 5, 2019 Exclusive of bank securities portfolio Market data as of December 4, 2019 Deposit market share data as of 6/30/2019 and includes only banks with headquarters in Massachusetts

Pro Forma Franchise Overview Source: S&P Global Market Intelligence; Branch data as of 6/30/2019 Pro forma financial highlights excluding purchase accounting adjustments Boston Cambridge Lexington Concord Weston Wellesley Needham Newton CATC Branches (16) CATC Wealth Offices (4) WEBK (6) Portsmouth Dover Concord Manchester Hampton Exeter Pro Forma Financial Highlights (1): Total Assets:$3.8bn Gross Loans:$3.0bn Total Deposits:$3.2bn Wealth AUM:$3.6bn

Cambridge Wellesley Pro Forma Pro Forma Loan & Deposit Composition Confirm Time Deposit Breakouts - CATC Loan Mix Deposit Mix Total Loans: $2,180mm Total Loans: $833mm Total Loans: $3,013mm Total Deposits: $2,408mm Total Deposits: $759mm Total Deposits: $3,167mm Source: S&P Global Market Intelligence Note: Cambridge loan and deposit data per GAAP filings as of 9/30/2019. Wellesley loan and deposit data per GAAP filings as of 9/30/2019, included in CATC Form 8-K dated December 5, 2019

Key Transaction Terms

Acquirer / Target:	Cambridge Bancorp (Nasdaq: CATC) / Wellesley Bancorp, Inc. (Nasdaq: WEBK)
Transaction Value (1):	$122mm, or $45.54 per WEBK share
Structure:	100% stock consideration at 0.580 fixed exchange ratio
Pro Forma Ownership:	~77% Cambridge / ~23% Wellesley
Price / Tangible Book Value (1):	163%
Price / LTM Core EPS (1):	18.3x
Core Deposit Premium (1):	8.2%
Management:	Mr. Fontaine has waived certain change-in-control benefits and will join Cambridge in the role of Chief Banking Officer and Director
Board Representation:	Three (3) directors of Wellesley will join the Cambridge Board of Directors, including Mr. Fontaine
Approvals:	Customary regulatory approvals and approvals of both sets of shareholders
Due Diligence:	Comprehensive financial, business, legal and loan diligence completed, including third party loan review

CAMBRIDGE BANCORP 23

(1) Based on CATC 10 day average closing price of $78.53 as of December 4, 2019

Transaction Assumptions Est. Transaction Expenses: $13mm pre-tax Est. Expense Savings: 35% of Wellesley G&A expenses 75% 2020 phase-in, 100% thereafter Gross Credit Mark / CECL: Total gross credit mark of $7.2mm (0.87% of total loans) $0.8mm on purchased credit deteriorated (“PCD”) loans $6.4mm on non-PCD loans, requiring establishment of additional loan loss allowance Core Deposit Intangible: 1.50% Capital Raise: Common equity raise of approximately $35 million, launched concurrently with announcement of the Wellesley acquisition Expected Close: Second quarter 2020

Estimated Pro Forma Financial Metrics

Strategic Focus of Cambridge Bancorp Helps achieve long-term goal to be recognized as the premier private bank in Greater Boston & Southern New Hampshire Increase long-term shareholder returns / profitability metrics Grow and diversify commercial banking opportunities and relationships Expand client base and deepen existing relationships to grow deposit base Expand wealth management assets under management Merger with Wellesley

Transaction Summary Strategic combination with a familiar institution sharing a similar business model will provide additional scale in the dynamic and affluent greater Boston market Compelling in-market merger limits integration risk Immediately accretive to Cambridge earnings per share and profitability metrics, with an attractive tangible book value dilution earnback period Common equity offering improves capital ratios and strengthens pro forma balance sheet Expanded client base, enhanced scale, and simultaneous capital raise will position the combined company for strong post-transaction growth Cultural compatibility highlighted by a conservative banking approach and strategy limits execution risk

Appendix

CATC Financial Snapshot Doesn’t Tie: 2019YTD NPA/ Assets. SNL is 0.13 2017, 2018 and 2019 Net income and EPS doesn’t tie because DTL and other adjustments 2016 and 2019 Loans don’t match IP 2019 YTD NIM off by 1 bp 2016 Reserves to Loans off by 1 bp 2019 NCOs to Avg. Loans off to IP (0.07) Doesn’t Tie: 2017 and 2019 YTD ROAA and ROTCE doesn’t match because DTL and other Efficiency doesn’t match because of adjustments Per IP Efficiency ratio doesn’t match Non interest inc/ op rev doesn’t match. Is calc Need info for TCE, TBVPS, NPA/Assets, NCOs / Average Loans YTD NIM does not match SNL YTD ROAA is calc but matches SNL See pages 30 – 34 for GAAP to non-GAAP reconciliation (1) (1) (1) (1) (1) (1) (1) (1) (1)

Appendix – FY GAAP to Non-GAAP Reconciliations

Appendix – FY GAAP to Non-GAAP Reconciliations

Appendix – YTD GAAP to Non-GAAP Reconciliations

Appendix – YTD GAAP to Non-GAAP Reconciliations

Appendix – YTD GAAP to Non-GAAP Reconciliations

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Chairman and Chief Executive Officer 617-441-1533 Michael F. Carotenuto Senior Vice President and Chief Financial Officer 617-520-5520